POWER OF ATTORNEY


              KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints Lyle G. Hubbard and Richard C. Dietz, and each of them, such person's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in his name, place and stead, in any and all such person's capacities with Gardenburger, Inc., an Oregon corporation (the "Corporation"), to sign a registration statement on Form S-3 relating to up to 1,400,000 outstanding shares of the common stock, no par value, of the Corporation, which may be issued in connection with the conversion of $15,000,000 aggregate principal amount of the Corporation's 7% Convertible Senior Subordinated Notes, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitutes may lawfully do or cause to be done.

          IN WITNESS WHEREOF, this power of attorney has been executed by the undersigned as of this 21st day of April, 1998.

      Signature                                             Title
      ---------                                             -----


/s/ Lyle G. Hubbard                             Director, President and
-------------------                             Chief Executive Officer
Lyle G. Hubbard                                 (Principal Executive Officer)

/s/ Richard C. Dietz                            Executive Vice President,
--------------------                            Chief Financial Officer,
Richard C. Dietz                                Secretary and Treasurer
                                                (Principal Financial and
                                                Accounting Officer)

/s/ Richard L. Mazer                            Director
--------------------
Richard L. Mazer

/s/ Mary O. McWilliams                          Director
----------------------
Mary O. McWilliams

/s/ Michael L. Ray                              Director
------------------
Michael L. Ray

/s/ E. Kay Stepp                                Chairman of the Board
----------------
E. Kay Stepp

/s/ Paul F. Wenner                              Founder, Chief Creative
------------------                              Officer and Director
Paul F. Wenner